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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) November 15, 2005
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               Corporate Asset Backed Corporation, on behalf of
            CABCO Series 2004-101 Trust (Goldman Sachs Capital I)
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Delaware               033-91744-05                  22-3281571
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(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)


   445 Broad Hollow Road
   Suite 239
   Melville, New York                                                11747
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.    Other Events.

              This current report on Form 8-K relates to the quarterly distribution reported to the holders of CABCO Series 2004-101 Trust (Goldman Sachs Capital I) (the "Trust") Floating Rate Callable Certificates (the "Certificates") relating to the 6.345% Goldman Sachs Capital I Capital Securities due February 15, 2034 (the "GS Securities"), which was due on November 15, 2005 and made on November 17, 2005.

              The Trust was created by the Trust Agreement, dated as of May 20, 2004, between Corporate Asset Backed Corporation, as the depositor (the "Depositor"), and U.S. Bank Trust National Association, as trustee (the "Trustee"), providing for the issuance of $150,000,000 aggregate certificate principal balance of Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $150,000,000 principal amount of the GS Securities, all payments on or collections in respect of the GS Securities due on and after May 20, 2004, and the rights of the Trust under the Swap Agreement, dated as of May 20, 2004, between the Trust and UBS AG, as the swap counterparty. The Goldman Sachs Group, Inc., the guarantor of the GS Securities, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-14965). You may read and copy any reports, statements and other information filed by The Goldman Sachs Group, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on The Goldman Sachs Group, Inc. and please refer to these periodic and current reports filed with the SEC.


Item 9.01.    Financial Statements and Exhibits.

              (c)  Exhibits.

              99.1 Trustee's Distribution Report with respect to the November 15, 2005 Distribution Date for the CABCO Series 2004-101 Trust (Goldman Sachs Capital I).
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Series 2004-101 Trust (Goldman Sachs Capital I)

                        By:  /s/ Robert D. Vascellaro
                             ------------------------
                             Name:  Robert D. Vascellaro
                             Title: Vice President



Date:  November 21, 2005
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                                  EXHIBIT INDEX



Exhibit
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   99.1     Trustee's Distribution Report with respect to the November 15, 2005
            Distribution Date for the CABCO Series 2004-101 Trust (Goldman Sachs Capital I).